                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-8 filed on November 5, 1996.



                                          Arthur Andersen LLP
Chicago, Illinois
November 4, 1996

                                                                   EXHIBIT 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the use of our report dated March 19, 1996 on LANSystems, Inc. consolidated financial statements included in or made a part of this Registration Statement on Form S-8 filed on November 5, 1996.



                                          Arthur Andersen LLP
New York, New York
November 4, 1996